POWERSHARES XTF
xchange traded funds


              SUPPLEMENT DATED AUGUST 25, 2005 TO THE PROSPECTUS OF

                     POWERSHARES EXCHANGE-TRADED FUND TRUST

                      POWERSHARES ZACKS MICRO CAP PORTFOLIO

                              dated August 18, 2005


The following paragraph hereby replaces the second paragraph under the section titled PowerShares Zacks Micro Cap Portfolio--Investment Objective, Strategies and Risks--Principal Investment Strategies:

     Because of the practical difficulties and expense of purchasing 300 to 500 stocks, the Fund does not purchase all of the stocks in the Zacks Micro Cap Index. Instead, the Fund utilities a "sampling" methodology in seeking its objective. Sampling means that the Adviser uses quantitative analysis to select stocks from the Zacks Micro Cap Index universe to obtain a representative sample of stocks that resemble the Zacks Micro Cap Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization and other financial characteristics of stocks. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of stocks in the Zacks Micro Cap Index, but reserves the right to hold as many stocks as it believes necessary to achieve the Fund's investment objective. The Adviser seeks a correlation of 0.95 or better between the Fund's performance and the performance of the Zacks Micro Cap Index; a figure of 1.00 would represent perfect correlation.












            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.